Exhibit 99.1

EXECUTION VERSION

LIMITED GUARANTY

LIMITED GUARANTY, dated as of May 27, 2016 (this “Limited Guaranty”), by PLATINUM EQUITY CAPITAL PARTNERS III, L.P., a Delaware limited partnership (“Guarantor”), in favor of Electro Rent Corporation, a California corporation (the “Guaranteed Party”).

1. LIMITED GUARANTY. To induce the Guaranteed Party to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Agreement”; capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement) by and among Elecor Intermediate Holding II Corporation, a Delaware corporation (“Parent”), Elecor Merger Corporation, a California corporation (“Merger Sub”) and the Guaranteed Party, pursuant to which, subject to the terms and conditions set forth therein, Merger Sub shall be merged with and into the Company at the Effective Time. Guarantor, intending to be legally bound, hereby absolutely, irrevocably and unconditionally guarantees to the Guaranteed Party the due and punctual performance and discharge of, in the event of a termination of the Agreement in accordance with Article IX of the Agreement, the payment obligations of Parent (i) under Section 6.13 of the Agreement or (ii) for breach by Parent of any representation, warranty or covenant in the Agreement prior to such termination if, as and when due under, and subject to the limitations set forth in, the Agreement, including Section 9.9 thereof (all such obligations, the “Payment Obligations”).

The guarantee by Guarantor of the Payment Obligations under this Limited Guaranty may be enforced for money damages only. In no event shall Guarantor’s aggregate liability under this Limited Guaranty exceed an amount (the “Cap”) equal to $16,200,000.00, it being understood that this Limited Guaranty may not be enforced against Guarantor without giving effect to the Cap. The Guaranteed Party hereby agrees, on behalf of itself and the holders of equity interests in the Guaranteed Party, that in no event shall Guarantor be required to pay any amounts to any one or more Persons under, in respect of, or in connection with this Limited Guaranty, in the aggregate, more than the Cap and that Guarantor shall not have any obligation or liability to any Person relating to, arising out of or in connection with, this Limited Guaranty or the Agreement other than as expressly set forth herein or in the Equity Financing Commitment. All payments hereunder shall be made in lawful money of the United States in immediately available funds. Guarantor promises and undertakes to make all payments required hereunder free and clear of any deduction, offset, claim or counterclaim of any kind (other than defenses and claims that are available to Parent under the Agreement).

If Parent fails to discharge its Payment Obligations when due, the Guaranteed Party may at any time and from time to time, at the Guaranteed Party’s option, and so long as Parent has failed to perform any of its Payment Obligations, take any and all actions available hereunder or under Applicable Law to enforce Guarantor’s obligations hereunder in respect of such Payment Obligations, subject to the terms and conditions of this Limited Guaranty, including, without limitation, the Cap.

In furtherance of the foregoing, Guarantor acknowledges that, if the Payment Obligations are due pursuant to the Agreement, the Guaranteed Party may, in its sole discretion, bring and prosecute a separate action or actions against Guarantor for the full amount of Guarantor’s liabilities hereunder in respect of the Payment Obligations (subject to the terms and conditions of this Limited Guaranty, including, without limitation, the Cap), regardless of whether action is brought against Parent or whether Parent is joined in any such action or actions.

Guarantor acknowledges and agrees that nothing herein limits the rights and remedies of the Guaranteed Party specified in the Agreement (provided that payment of the Payment Obligations hereunder will offset the rights of the Guaranteed Party to collect such amounts under the Agreement).

2. NATURE OF GUARANTEE. Subject to the express terms and conditions of this Limited Guaranty, Guarantor’s liability hereunder is absolute, unconditional, irrevocable and continuing irrespective of any modification, amendment or waiver of or any consent to departure from the Agreement that may be agreed to by Parent. Without limiting the foregoing, the Guaranteed Party shall not be obligated to file any claim relating to the Payment Obligations in the event that Parent becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect Guarantor’s obligations hereunder. In the event that any payment hereunder is rescinded or must otherwise be returned for any reason whatsoever (other than as set forth in the last sentence of Section 8), Guarantor shall remain liable hereunder as if such payment had not been made. This Limited Guaranty is an unconditional and continuing guarantee of payment of the Payment Obligations and not of collection, and the Guaranteed Party shall not be required to proceed against Parent first before proceeding against Guarantor hereunder.

3. CHANGES IN OBLIGATIONS, CERTAIN WAIVERS. Guarantor agrees that the Guaranteed Party may, in its sole discretion, at any time and from time to time, without notice to or further consent of Guarantor, extend the time of payment of any of the Payment Obligations, and may also make any agreement with Parent for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, without in any way impairing or affecting Guarantor’s obligations under this Limited Guaranty or affecting the validity or enforceability of this Limited Guaranty. Guarantor agrees that the obligations of Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) any delay on the part of the Guaranteed Party in asserting any claim or demand, or to enforce any right or remedy, against Parent; (b) any change in the time, place or manner of payment of any of the Payment Obligations, or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms or provisions of the Agreement (other than amendments to the Payment Obligations) or Equity Financing Commitment made in accordance with the terms thereof or any agreement evidencing, securing or otherwise executed in connection with any of the Payment Obligations; (c) the addition, substitution or release of any entity or other Person now or hereafter liable with respect to the Payment Obligations or otherwise interested in the transactions contemplated by the Agreement; (d) any change in the legal existence, structure or ownership of Parent or any other Person now or hereafter liable with respect to the Payment Obligations or otherwise interested in the transactions contemplated by the Agreement; (e) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent or any other Person now or hereafter liable with respect to the Payment Obligations or otherwise interested in the transactions contemplated by the Agreement; (f) the existence of any claim, set-off or other right which Guarantor may have at any time against Parent or the Guaranteed Party, whether in connection with the Payment Obligations or otherwise; (g) the adequacy of any other means the Guaranteed Party may have of obtaining payment related to the Payment Obligations; or (h) the value, genuineness, validity, regularity, illegality or enforceability of the Agreement or the Equity Financing Commitment, in each case in accordance with its terms; provided that this sentence is subject to the last sentence of this Section 3. To the fullest extent permitted by Applicable Law, Guarantor hereby expressly waives any and all rights or defenses arising by reason of any Applicable Law which would otherwise require any election of remedies by the Guaranteed Party. Guarantor waives promptness, diligence, notice of the acceptance of this Limited Guaranty and of the Payment Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of any Payment Obligations incurred and all other notices of any kind (in each case, other than notices required to be made to Parent pursuant to the Agreement), all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar Applicable Law now or hereafter in effect or any right to require the marshaling of assets of Parent or any other Person now or hereafter liable with respect to the Payment Obligations or otherwise interested in the transactions contemplated by the Agreement. Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Agreement and that the waivers set forth in this Limited Guaranty are knowingly made in contemplation of such benefits. Guarantor hereby covenants and agrees that it shall not assert as a defense in any proceeding to enforce this Limited Guaranty, and shall cause its Affiliates not to assert as a defense in any such proceeding, that this Limited Guaranty is illegal, invalid or unenforceable in accordance with its terms.

Guarantor hereby agrees not to assert any rights that it may now have or hereafter acquire against Parent that arise from the existence, payment, performance, or enforcement of Guarantor’s obligations under or in respect of this Limited Guaranty or any other agreement in connection therewith, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Guaranteed Party against Parent, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Parent, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all Payment Obligations payable by Guarantor under this Limited Guaranty shall have been paid in full in immediately available funds. If any amount shall be paid to Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full of all Payment Obligations payable under this Limited Guaranty, such amount shall be received and held in trust for the benefit of the Guaranteed Party, shall be segregated from other property and funds of Guarantor and shall forthwith be promptly paid or delivered to the Guaranteed Party in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to all amounts payable by Guarantor under this Limited Guaranty.

Notwithstanding anything to the contrary contained in this Limited Guaranty or otherwise, the Guaranteed Party hereby agrees that (i) to the extent Parent is relieved of any of its obligations for breach of the Agreement Guarantor shall be similarly relieved of its corresponding Payment Obligations under this Limited Guaranty solely in respect of such relieved obligation and (ii) Guarantor shall have all defenses to the payment of the Payment Obligations that would be available to Parent under the Agreement, as well as any defenses in respect of any fraud of the Guaranteed Party.

4. NO WAIVER; CUMULATIVE RIGHTS. No failure on the part of Guarantor or the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Guarantor or the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Subject to the limitations in this Limited Guaranty, each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by Applicable Law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time. The Guaranteed Party shall not have any obligation to proceed at any time or in any manner against, or exhaust any or all of the Guaranteed Party’s rights against, Parent or any other Person now or hereafter liable for any Payment Obligations or interested in the transactions contemplated by the Agreement prior to proceeding against Guarantor hereunder.

5. REPRESENTATIONS AND WARRANTIES.

(a) Guarantor hereby represents and warrants that other than as individually or in the aggregate would not reasonably be expected to prevent it from performing its obligations under this Limited Guaranty: (i) it is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization; (ii) it has all requisite corporate, limited partnership or other power and authority to execute, deliver and perform this Limited Guaranty and the execution, delivery and performance of this Limited Guaranty have been duly authorized by all necessary action and do not contravene any provision of Guarantor’s charter, partnership agreement, operating agreement or similar organizational documents, any Applicable Law or contractual restriction binding on Guarantor or its assets; (iii) all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Authority necessary for the due execution, delivery and performance of this Limited Guaranty by Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Authority is required in connection with the execution, delivery or performance of this Limited Guaranty; (iv) assuming due execution and delivery by the Guaranteed Party, this Limited Guaranty constitutes a valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, subject to (A) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (B) general equitable principles (whether considered in a proceeding in equity or at law); and (v) Guarantor has the financial capacity (after taking into account rights of Guarantor to obtain funds pursuant to commitments under its limited partnership agreement or other contracts) to pay and perform its obligations under this Limited Guaranty, and Guarantor shall maintain such financial capacity for so long as this Limited Guaranty shall remain in effect in accordance with Section 8.

(b) The Guaranteed Party hereby represents and warrants that other than as individually or in the aggregate would not reasonably be expected to prevent it from performing its obligations under this Limited Guaranty: (i) it is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization; (ii) it has all requisite corporate, limited partnership or other power and authority to execute, deliver and perform this Limited Guaranty and the execution, delivery and performance of this Limited Guaranty have been duly authorized by all necessary action and do not contravene any provision of the Guaranteed Party’s charter, partnership agreement, operating agreement or similar organizational documents, any Applicable Law or contractual restriction binding on the Guaranteed Party or its assets; (iii) all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Authority necessary for the due execution, delivery and performance of this Limited Guaranty by the Guaranteed Party have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required in connection with the execution, delivery or performance of this Limited Guaranty; and (iv) assuming due execution and delivery by Guarantor, this Limited Guaranty constitutes a valid and binding obligation of the Guaranteed Party enforceable against the Guaranteed Party in accordance with its terms, subject to (A) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (B) general equitable principles (whether considered in a proceeding in equity or at law).

6. NO ASSIGNMENT. Neither Guarantor nor the Guaranteed Party may assign or delegate their rights, interests or obligations hereunder (by operation of law or otherwise) to any other Person without the prior written consent of the other party hereto; provided, however, that Guarantor can assign its rights, interests and obligations with respect to the Payment Obligations hereunder, without the prior written consent of the Guaranteed Party, to any other Person to which it has allocated all or a portion of its investment commitment to Parent pursuant to, and in accordance with the terms of, the Equity Financing Commitment to which Guarantor is a party; provided, further, that (i) no such assignment shall relieve Guarantor of its obligations hereunder, except to the extent such assignee satisfies any portion of such obligations and (ii) irrespective of the number of such permitted assignees, any requirement of the Guaranteed Party to deliver notice hereunder may be satisfied by delivery of such notice in accordance with Section 7. Any purported assignment of this Limited Guaranty in contravention of this Section 6 shall be null and void.

7. NOTICES. All notices and other communications hereunder shall be in writing in the English language and shall be given in the manner set forth in the Agreement; provided that notices and other communications hereunder to Guarantor shall be sent (in the manner set forth in the Agreement) to the address or facsimile number set forth below or as Guarantor shall have notified the Guaranteed Party in a written notice delivered to the Guaranteed Party in accordance with the Agreement:

Platinum Equity Capital Partners III, L.P.

c/o Platinum Equity, LLC

52 Vanderbilt Avenue, 21st Floor

New York, NY 10017

Facsimile: (212) 905-0011

Attention: Louis Samson

and

Platinum Equity Capital Partners III, L.P.

c/o Platinum Equity, LLC

360 North Crescent Drive, South Building

Beverly Hills, California 90210

Facsimile: (310) 712-1863

Attention: Eva M. Kalawski

in each case, with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

555 11th Street, N.W.

Suite 1000

Washington, DC 20004

Facsimile: (202) 637-2201

Attention: David I. Brown

8. CONTINUING GUARANTEE. Subject to this Section 8 and the last sentence of Section 3, this Limited Guaranty may not be revoked or terminated and shall remain in full force and effect and shall be binding on Guarantor, its successors and assigns until all amounts payable by Guarantor under this Limited Guaranty (subject to the terms and conditions of this Limited Guaranty, including without limitation, the Cap) with respect to the Payment Obligations have been paid in full. Notwithstanding anything to the contrary in this Limited Guaranty, this Limited Guaranty shall terminate and Guarantor shall have no further obligations under this Limited Guaranty as of the earliest of (i) the consummation of the merger under the Agreement, (ii) the date on which (A) there are no further outstanding Payment Obligations or (B) Guarantor has made payments in respect of obligations under this Limited Guaranty that, in the aggregate, equal or exceed the Cap, (iii) the termination of the Agreement other than pursuant to Sections 9.3(b) or 9.3(c) thereof, and (iv) the date that is three months after the termination of the Agreement pursuant to Sections 9.3(b) or 9.3(c) thereof unless, in the case of this clause (iv), the Guaranteed Party has provided written notice to Guarantor pursuant to Section 7 asserting a claim by the Guaranteed Party prior to such date, in which case the relevant termination date shall be the date that such claim is finally satisfied or otherwise resolved by agreement of the parties hereto or a final, non-appealable judgment of a Governmental Authority of competent jurisdiction; provided that such claim shall set forth in reasonable detail the basis for such claim and the Guarantor shall not be required to pay any claim not submitted on or before the date that is three months after the termination of the Agreement. Notwithstanding anything to the contrary in this Agreement, in the event that the Guaranteed Party or any of its Affiliates asserts, or directs any other Person to assert, in any litigation or other proceeding (I) that one or more of the provisions of this Limited Guaranty, including any of the provisions of Section 1 limiting Guarantor’s liability to money damages no greater than the Cap and the provisions of this Section 8 or Section 9, are illegal, invalid or unenforceable in whole or in part, or that Guarantor is liable for Payment Obligations or other amounts under this Limited Guaranty that, in the aggregate, exceed the Cap (all such claims or assertions described in this clause (I), “Expressly Prohibited Claims”) or (II) any claim or theory of liability against Guarantor, Parent or any Non-Recourse Party with respect to this Limited Guaranty, the Agreement, or the Equity

Financing Commitment or the transactions contemplated hereby or thereby other than, in the case of this clause (II), a claim (each of the following, a “Retained Claim”) against (x) Platinum Equity Advisors, LLC under the NDA for breach thereof, (y) Guarantor under this Limited Guaranty (as limited by the provisions of this Limited Guaranty, including, without limitation, Section 1) or (z) Parent under the Agreement, for breach thereof (as limited by the provisions thereof), in each case in this clause (II), which does not include any Expressly Prohibited Claim, then (A) the obligations of Guarantor under this Limited Guaranty shall terminate ab initio and be null and void, (B) if Guarantor has previously made any payments under this Limited Guaranty, it shall be entitled to recover such payments, and (C) neither Guarantor nor any Non-Recourse Party shall have any liability to the Guaranteed Party or any of its Affiliates with respect to the transactions contemplated by the Agreement or under this Limited Guaranty.

9. NO RECOURSE. The Guaranteed Party acknowledges that the sole asset of Parent is the Equity Financing Commitment, and that no funds are expected to be contributed to Parent unless and until the Closing occurs. Notwithstanding anything that may be expressed or implied in this Limited Guaranty or any document or instrument delivered in connection herewith or otherwise, and notwithstanding the fact that Guarantor may be a partnership, by its acceptance of the benefits of this Limited Guaranty, the Guaranteed Party acknowledges and agrees that no Person other than Guarantor and the Guaranteed Party has any obligations hereunder and that no recourse shall be had hereunder or under the Agreement or Equity Financing Commitment or any document or instrument delivered in connection herewith or therewith, or for any claim based on, in respect of, or by reason of, such obligations, against, and no personal liability shall attach to, (i) the former, current and future equity holders, controlling Persons, directors, officers, employees, agents, Affiliates, members, managers, general or limited partners, representatives or successors or assignees of Guarantor or Parent or (ii) any former, current or future equity holder, controlling person, director, officer, employee, agent, Affiliate member, manager, general or limited partner, representative or successor or assignee of any of the foregoing, but not including Guarantor or Parent (such parties (excluding, for the avoidance of doubt, Guarantor and Parent), each a “Non-Recourse Party”, and collectively the “Non-Recourse Parties”), through Parent or otherwise, whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, contract or otherwise) by or on behalf of the Guaranteed Party against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or Applicable Law, or otherwise, except for the Guaranteed Party’s rights against Platinum Equity Advisors, LLC under the NDA for breach thereof. The Retained Claims shall be the sole and exclusive remedy of the Guaranteed Party and all of its Affiliates against Guarantor and the Non-Recourse Parties in respect of any liabilities or obligations arising under, or in connection with, this Limited Guaranty, the Agreement or the transactions contemplated thereby or in respect of any oral representations made or alleged to be made in connection therewith. Nothing set forth in this Limited Guaranty shall confer or give or shall be construed to confer or give to any Person (including any Person acting in a representative capacity) any rights or remedies against any Person (including any Non-Recourse Party) other than rights or remedies against Guarantor and the Guaranteed Party as expressly set forth herein.

Without limiting the foregoing in this Section 9, the Guaranteed Party hereby covenants and agrees that it shall not institute, and shall cause each of its Affiliates not to, and shall make adequate provision such that their respective successors and assigns shall not, institute, directly or indirectly, any proceeding or bring any other claim arising under, or in connection with, (a) this Limited Guaranty asserting one or more Expressly Prohibited Claims, or (b) this Limited Guaranty, the Agreement or the Equity Financing Commitment, or the transactions contemplated hereby or thereby, against Guarantor or any of the Non-Recourse Parties, except for Retained Claims.

The Guaranteed Party acknowledges that Guarantor is agreeing to enter into this Limited Guaranty in reliance on the provisions set forth in this Section 9. This Section 9 shall survive the termination of this Limited Guaranty.

10. GOVERNING LAW; JURISDICTION. THIS LIMITED GUARANTY AND ALL DISPUTES AND CONTROVERSIES ARISING OUT OF OR RELATING TO THIS LIMITED GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION. Each party to this Limited Guaranty irrevocably submits to the exclusive jurisdiction of (a) the United States District Court for the Southern District of New York or (b) if the United States District Court for the Southern District of New York does not have (and accept) jurisdiction over any Proceeding, any New York state court sitting in the County, City and State of New York or (c) in each case, any appellate case therefrom (collectively, the “Chosen Courts”) in any Proceeding arising out of or relating to this Limited Guaranty, and hereby irrevocably agrees that all claims in respect of such Proceeding may be heard and determined in such Chosen Courts, and that it will not bring or support any such Proceeding other than in the Chosen Courts; provided, however, that to the extent permitted by Applicable Law, any final and unappealable judgment against any of them in any Proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment. Each party to this Limited Guaranty hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Proceeding.

11. WAIVER OF JURY TRIAL. EACH PARTY TO THIS LIMITED GUARANTY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LIMITED GUARANTY, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR THE ADMINISTRATION THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN. NO PARTY TO THIS LIMITED GUARANTY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS LIMITED GUARANTY OR ANY RELATED INSTRUMENTS OR THE RELATIONSHIP BETWEEN THE PARTIES. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH PROCEEDING IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER PROCEEDING IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH PARTY TO THIS LIMITED GUARANTY CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER

INTO THIS LIMITED GUARANTY OR INSTRUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH ABOVE IN THIS SECTION 11. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 11 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

12. CONFIDENTIALITY. This Limited Guaranty shall be treated as confidential by the Guaranteed Party and the Guaranteed Party shall not, and shall cause its Affiliates and its and their Representatives not to disclose, use circulate, quote or otherwise refer to in any document (other than the Agreement, Equity Financing Commitment and Debt Financing Commitment) this Limited Guaranty, except with the prior written consent of Guarantor; provided, however, that the Guaranteed Party may disclose this letter agreement (i) to its Affiliates and Representatives who need to know the terms of this Limited Guaranty in connection with the negotiation or furtherance of the transactions contemplated by the Agreement, (ii) to the extent required by Applicable Law or the applicable rules of any national securities exchange (provided, further, that the Guaranteed Party shall provide Guarantor with prompt written notice, to the extent legally permitted, of any such requirement so that Guarantor can seek a protective order or other appropriate remedy), and (iii) in connection with any litigation to enforce the terms of this Limited Guaranty.

13. MISCELLANEOUS.

(a) This Limited Guaranty, the Equity Financing Commitments, the Agreement and the NDA constitute the entire agreement with respect to the subject matter hereof and supersede any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, among Guarantor or any of its Affiliates, on the one hand, and the Guaranteed Party or any of its Affiliates, on the other hand. No modification or waiver of any provision hereof shall be enforceable unless approved by the Guaranteed Party and Guarantor in writing. Except (x) for the provisions of Section 9, which are intended for the benefit of and enforceable by the Non-Recourse Parties and (y) to the extent any other rights are assigned in accordance with Section 6, (i) this Limited Guaranty is for the sole benefit of Guarantor and the Guaranteed Party, and may be enforced solely by the Guarantor and the Guaranteed Party; and (ii) nothing in this Limited Guaranty is intended to, or shall, confer upon any Person (other than Guarantor or the Guaranteed Party) any legal or equitable right, benefit or remedy whatsoever.

(b) Any term or provision of this Limited Guaranty that is invalid or unenforceable in any jurisdiction shall be, as to such jurisdiction, ineffective solely to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided, however, that this Limited Guaranty may not be enforced without giving effect to the limitation of the amount payable hereunder to the Cap provided in Section 1 and to the provisions of Sections 8 and 9.

(c) This Limited Guaranty may be executed in one or more counterparts (including by facsimile or electronic transmission), and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(d) The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Limited Guaranty.

(e) All parties acknowledge that each party and its counsel have reviewed this Limited Guaranty and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Limited Guaranty.

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IN WITNESS WHEREOF, Guarantor has caused this Limited Guaranty to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

PLATINUM EQUITY CAPITAL PARTNERS III, L.P.

By:	Platinum Equity Partners III, LLC, its General Partner

By:	Platinum Equity Investment Holdings III, LLC, its Senior Managing Member

By:	/s/ Eva M. Kalawski
Name: Eva M. Kalawski
Title: Vice President and Secretary

[Limited Guaranty Signature Page – Guarantor]

IN WITNESS WHEREOF, the Guaranteed Party has caused this Limited Guaranty to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

ELECTRO RENT CORPORATION

By:	/s/ Steven Markheim
Name: Steven Markheim
Title: President & COO

[Limited Guaranty Signature Page – Guaranteed Party]